Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Equity LifeStyle Properties, Inc. for the year ended December 31, 2022 (the “Annual Report”), I, Marguerite Nader, President and Chief Executive Officer of Equity LifeStyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.    the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Equity LifeStyle Properties, Inc.

Date: February 21, 2023	By:	/s/ Marguerite Nader
Marguerite Nader
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to
Equity LifeStyle Properties, Inc. and will be retained by Equity LifeStyle Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.